                       Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 1
                                                     Payment Date     10/25/2000

Servicing Certificate
Beginning Pool Balance                                                 222,653,762.84
Beginning PFA                                                                    0.00
Ending Pool Balance                                                    223,730,548.26
Ending PFA Balance                                                                  -
Principal Collections                                                    8,886,657.41
Principal Draws                                                          5,097,446.04
Net Principal Collections                                                           -
Active Loan Count                                                               8,917

Interest Collections                                                     2,029,602.42

Weighted Average Net Loan Rate                                              10.56000%
Substitution Adjustment Amount                                                   0.00

Note Rate                                                                    6.87188%

Term Notes                                                              Amount            Factor
----------                                                              ------            ------
Beginning Balance                                                      225,000,000.00      1.0000000
Ending Balance                                                         225,000,000.00      1.0000000
Principal                                                                           -      0.0000000
Interest                                                                 1,288,477.50      5.7265667
Interest Shortfall                                                               0.00      0.0000000
Security Percentage                                                           100.00%

Variable Funding Notes                                                  Amount
----------------------                                                  ------
Beginning Balance                                                                0.00
Ending Balance                                                                   0.00
Principal                                                                        0.00
Interest                                                                         0.00
Interest Shortfall                                                               0.00
Security Percentage                                                              0.00%


Certificates                                                                68,212.70



Beginning Overcollateralization Amount                                   3,288,461.43
Overcollateralization Amount Increase (Decrease)                           649,038.57
Outstanding Overcollateralization Amount                                 3,937,500.00

Credit Enhancement Draw Amount                                                   0.00
Unreimbursed Prior Draws                                                         0.00


                                                                                          Number       Percent
                                                                              Balance    of Loans    of Balance
Delinquent Loans (30 Days)                                               2,367,834.85       80          1.06%

Delinquent Loans (60 Days)                                                 538,678.52       17          0.24%

Delinquent Loans (90+ Days) (1)                                            902,303.89       24          0.40%

Foreclosed Loans                                                            89,866.44       2           0.04%

REO                                                                              0.00       0           0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                            0.00
Current Month Loss Amount                                                        0.00
Ending Loss Amount                                                               0.00

                                                                    Special Hazard        Fraud      Bankruptcy
Beginning Amount                                                                 0.00           0.00        0.00
Current Month Loss Amount                                                        0.00           0.00        0.00
Ending Amount
                                                                                    -              -           -

Liquidation Loss Distribution Amounts                                            0.00
Extraordinary Event Losses                                                       0.00
Excess Loss Amounts                                                              0.00

Capitalized Interest Account
Beginning Balance                                                                0.00
Withdraw relating to Collection Period                                           0.00
Interest Earned (Zero, Paid to Funding Account)                                 0.00
                                                                                ----
Total Ending Capitalized Interest Account Balance as of Payment                  0.00
Date
Interest earned for Collection Period                                            0.00
Interest withdrawn related to prior Collection Period                            0.00

Funding Account
Beginning Funding Account Balance                                        5,634,698.59
Deposit to Funding Account                                               4,438,249.94
Payment for Additional Purchases                                        (4,865,996.79)
Ending Funding Account Balance as of Payment Date                        5,206,951.74
Interest earned for Collection Period                                        4,251.35
Interest withdrawn related to prior Collection Period                        5,194.75

Prefunding Account
Beginning Balance                                                                0.00
Additional Purchases during Revolving Period                                     0.00
Excess of Draws over Principal Collections                                       0.00
                                                                                ----
Total Ending Balance as of Payment Date                                          0.00
Interest earned for Collection Period                                            0.00
Interest withdrawn related to prior Collection Period                            0.00

Reserve Account
Beginning Balance                                                                0.00
Deposits to Reserve Account for current Payment Date                             0.00
Withdrawals from Reserve Account for current Payment Date                        0.00
                                                                                ----
Total Ending Reserve Account Balance as of current Payment Date                  0.00
Interest earned for Collection Period                                            0.00
Interest withdrawn related to prior Collection Period                            0.00





                 Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 3
                                                              Payment Date        10/25/2000

Servicing Certificate
Beginning Pool Balance                                                                 47,447,457.40
Beginning PFA                                                                                   0.00
Ending Pool Balance                                                                    46,288,831.68
Ending PFA Balance                                                                                 -
Principal Collections                                                                   1,158,625.72
Principal Draws                                                                                    -
Net Principal Collections                                                               1,158,625.72
Active Loan Count                                                                              1,788

Interest Collections                                                                      403,044.97

Weighted Average Net Loan Rate                                                              9.74000%
Substitution Adjustment Amount                                                                  0.00

Note Rate                                                                                    7.9500%

Term Notes                                                                          Amount                   Factor
----------                                                                          ------                   ------
Beginning Balance                                                                      46,913,428.65              0.9382686
Ending Balance                                                                         45,668,423.60              0.9133685
Principal                                                                               1,245,005.05             24.9001010
Interest                                                                                  310,801.46              6.2160292
Interest Shortfall                                                                              0.00              0.0000000
Security Percentage                                                                          100.00%

Variable Funding Notes                                                              Amount
----------------------                                                              ------
Beginning Balance                                                                               0.00
Ending Balance                                                                                  0.00
Principal                                                                                       0.00
Interest                                                                                        0.00
Interest Shortfall                                                                              0.00
Security Percentage                                                                            0.00%


Certificates                                                                                    0.00



Beginning Overcollateralization Amount                                                    534,028.75
Overcollateralization Amount Increase (Decrease)                                           86,379.33
Outstanding Overcollateralization Amount                                                  620,408.08

Credit Enhancement Draw Amount                                                                  0.00
Unreimbursed Prior Draws                                                                        0.00


                                                                                      Number                  Percent
                                                                      Balance        of Loans                of Balance
Delinquent Loans (30 Days)                                         168,503.69           9                      0.36%

Delinquent Loans (60 Days)                                          63,837.83           3                      0.14%

Delinquent Loans (90+ Days) (1)                                     42,664.25           2                      0.09%

Foreclosed Loans                                                            -           0                      0.00%

REO                                                                      0.00           0                      0.00%

(1) 90+ Figures Include Foreclosures, REO, and Bankruptcies

                                                    Liquidation To-Date
Beginning Loss Amount                                                   0.00
Current Month Loss Amount                                               0.00
Ending Loss Amount                                                      0.00

                                        Special Hazard               Fraud                  Bankruptcy
Beginning Amount                                        0.00                   0.00                       0.00
Current Month Loss Amount                               0.00                   0.00                       0.00
Ending Amount
                                                           -                      -                          -

Liquidation Loss Distribution Amounts                                                           0.00
Extraordinary Event Losses                                                                      0.00
Excess Loss Amounts                                                                             0.00

Capitalized Interest Account
Beginning Balance                                                                               0.00
Withdraw relating to prior month Collection Period                                              0.00
Interest Earned (Zero, Paid to Funding Account)                                                 0.00
                                                                                               ----
Total Ending Capitalized Interest Account Balance                                               0.00
Interest Withdrawn for prior Collection Period                                                  0.00


Funding Account
Beginning Funding Account Balance
                                                                                                   -
Funding Account balance sent to Noteholders
                                                                                                   -
Payment for Additional Purchases
                                                                                                   -
Ending Funding Account Balance
                                                                                                   -
Interest Earned for current Collection Period
                                                                                                   -
Interest Withdrawn for prior Collection Period
                                                                                                   -

Prefunding Account
Beginning Balance                                                                               0.00
Additional Purchases during Revolving Period                                                    0.00
Excess of Draws over Principal Collections                                                      0.00
                                                                                               ----
Total Ending Balance                                                                            0.00
Interest Earned for current Collection Period                                                   0.00
Interest Withdrawn for prior Collection Period                                                  0.00

Reserve Account
Beginning Balance                                                                               0.00
Deposits to Reserve Account for current Payment Date                                            0.00
Withdrawals from Reserve Account for current Payment Date                                       0.00
                                                                                               ----
Total Ending Reserve Account Balance as of current Payment Date                                 0.00
Interest Earned for current Collection Period                                                   0.00
Interest Withdrawn for prior Collection Period                                                  0.00





    Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 2
                            Payment Date        10/25/2000

Servicing Certificate
Beginning Pool Balance                                                                 22,980,620.77
Beginning PFA                                                                                   0.00
Ending Pool Balance                                                                    24,021,075.99
Ending PFA Balance                                                                                 -
Principal Collections                                                                   1,557,092.31
Principal Draws                                                                           497,594.90
Net Principal Collections                                                                          -
Active Loan Count                                                                                342

Interest Collections                                                                      200,595.80

Weighted Average Net Loan Rate                                                              9.60000%
Substitution Adjustment Amount                                                                  0.00

Note Rate                                                                                   6.90188%

Term Notes                                                                          Amount                   Factor
----------                                                                          ------                   ------
Beginning Balance                                                                      25,000,000.00              1.0000000
Ending Balance                                                                         25,000,000.00              1.0000000
Principal                                                                                          -              0.0000000
Interest                                                                                  143,789.17              5.7515668
Interest Shortfall                                                                              0.00              0.0000000
Security Percentage                                                                          100.00%

Variable Funding Notes                                                              Amount
----------------------                                                              ------
Beginning Balance                                                                               0.00
Ending Balance                                                                                  0.00
Principal                                                                                       0.00
Interest                                                                                        0.00
Interest Shortfall                                                                              0.00
Security Percentage                                                                            0.00%


Certificates                                                                                    0.00



Beginning Overcollateralization Amount                                                    220,332.42
Overcollateralization Amount Increase (Decrease)                                           55,371.48
Outstanding Overcollateralization Amount
                                                                                          275,703.90

Credit Enhancement Draw Amount                                                                  0.00
Unreimbursed Prior Draws                                                                        0.00


                                                                        Number              Percent
                                                        Balance        of Loans            of Balance

Delinquent Loans (30 Days)                           165,673.33           2                  0.69%
Delinquent Loans (60 Days)                           105,944.79           1                  0.44%
Delinquent Loans (90+ Days) (1)                               -           0                  0.00%
Foreclosed Loans                                              -           0                  0.00%

REO                                                        0.00           0                  0.00%

(1) 90+ Figures Include Foreclosures, REO, and Bankruptcies

                                                  Liquidation To-Date
Beginning Loss Amount                                                 0.00
Current Month Loss Amount                                             0.00
Ending Loss Amount                                                    0.00

                                                      Special Hazard               Fraud              Bankruptcy
Beginning Amount                                                      0.00                   0.00               0.00
Current Month Loss Amount                                             0.00                   0.00               0.00
Ending Amount                                                            -                      -                  -

Liquidation Loss Distribution Amounts                                                           0.00
Extraordinary Event Losses                                                                      0.00
Excess Loss Amounts                                                                             0.00

Capitalized Interest Account
Beginning Balance                                                                               0.00
Withdraw relating to prior month Collection Period                                              0.00
Interest Earned (Zero, Paid to Funding Account)                                                0.00
                                                                                               ----
Total Ending Capitalized Interest Account Balance                                               0.00
Interest earned for Collection Period                                                           0.00
Interest withdrawn related to prior Collection Period                                           0.00

Funding Account
Beginning Funding Account Balance
                                                                                        2,239,711.65
Deposit to Funding Account
                                                                                        1,114,868.89
Payment for Additional Purchases
                                                                                      (2,099,952.63)
Ending Funding Account Balance
                                                                                        1,254,627.91
Interest earned for Collection Period                                                       1,689.85
Interest withdrawn related to prior Collection Period                                       1,009.14

Prefunding Account
Beginning Balance                                                                               0.00
Additional Purchases during Revolving Period                                                    0.00
Excess of Draws over Principal Collections                                                      0.00
                                                                                               ----
Total Ending Balance                                                                            0.00
Interest earned for Collection Period                                                           0.00
Interest withdrawn related to prior Collection Period                                           0.00

Reserve Account
Beginning Balance                                                                               0.00
Deposits to Reserve Account for current Payment Date                                            0.00
Withdrawals from Reserve Account for current Payment Date                                      0.00
                                                                                               ----
Total Ending Reserve Account Balance as of current Payment Date                                 0.00
Interest earned for Collection Period                                                           0.00
Interest withdrawn related to prior Collection Period                                           0.00

